                                                 EXHIBIT 4(b)



                     Indenture Supplemental

                               TO

                   Mortgage and Deed of Trust
                    (Dated as of May 1, 1949)

                           Executed by

                     KENTUCKY POWER COMPANY

                               TO

                     BANKERS TRUST COMPANY,
                                            Trustee







                     Dated as of May 1, 1993

           Creating an Issue of First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                  6.70% Series due June 1, 2003

                               and

           Creating an Issue of First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                  7.90% Series due June 1, 2023









This instrument was prepared by Jeffrey D. Cross, 1 Riverside
Plaza, Columbus, Ohio 43215.



                               /s/ Jeffrey D. Cross
                                  Jeffrey D. Cross

                       TABLE OF CONTENTS


                                                             Page

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  Execution of Original Indenture. . . . . . . . . . . . . . . 1
  Termination of Individual Trustee. . . . . . . . . . . . . . 1
  Acquisition of property rights and property. . . . . . . . . 1
  Provision for issuance of bonds in one or more series. . . . 2
  Right to execute supplemental indenture. . . . . . . . . . . 2
  Issue of First Mortgage Bonds. . . . . . . . . . . . . . .   2
  Issue of First Mortgage Bonds, Designated Secured
     Medium Term Notes of the Fourteenth Series. . . . . . . . 3
  Issue of First Mortgage Bonds, Designated Secured
     Medium Term Notes of the Fifteenth Series . . . . . . . . 3
  Second 1993 Supplemental Indenture . . . . . . . . . . . . . 3
  Compliance with legal requirements . . . . . . . . . . . . . 4
Granting Clauses . . . . . . . . . . . . . . . . . . . . . . . 4
Appurtenances, etc.. . . . . . . . . . . . . . . . . . . . . . 4
Habendum . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Grant in Trust . . . . . . . . . . . . . . . . . . . . . . . . 5


Sec.  1.  Supplement to Original Indenture by addition
          of new Section 19M thereto . . . . . . . . . . . . . 6

Sec.  2.  Supplement to Original Indenture by addition
          of new Section 19N thereto . . . . . . . . . . . . . 9

Sec.  3.  Supplement to Original Indenture by addition
          of new Section 21L thereto . . . . . . . . . . . . .12

Sec.  4.  Supplement to Original Indenture by addition
          of new Section 21M thereto . . . . . . . . . . . . .12

Sec.  5.  Amendment of Sections 5, 6, 26 and 29 of Original
           Indenture . . . . . . . . . . . . . . . . . . . . .12

Sec.  6.  Provision for record date for meetings of
          bondholders. . . . . . . . . . . . . . . . . . . . .13

Sec.  7.  Second 1993 Supplemental Indenture and Original
          Indenture to be construed as one instrument. . . . .13

Limitation on rights of others . . . . . . . . . . . . . . . .13


                                                             Page

Execution in counterparts. . . . . . . . . . . . . . . . . . .14

Testimonium. . . . . . . . . . . . . . . . . . . . . . . . . .14

Signatures and Seals . . . . . . . . . . . . . . . . . . . . .14

Acknowledgments. . . . . . . . . . . . . . . . . . . . . . . .16

Schedule I . . . . . . . . . . . . . . . . . . . . . . . . . I-1

Schedule II. . . . . . . . . . . . . . . . . . . . . . . . .II-1

     SUPPLEMENTAL INDENTURE, dated as of the 1st day of May, 1993, made and entered into by and between Kentucky Power Company, a corporation of the Commonwealth of Kentucky, the corporate title of which was, prior to June 1, 1954, Kentucky and West Virginia Power Company, Incorporated (hereinafter sometimes called the Company), party of the first part, and Bankers Trust Company, a corporation of the State of New York having its principal office in the County of New York, State of New York, (hereinafter sometimes called the Corporate Trustee or Trustee), as Trustee, party of the second part, having an office at Four Albany Street, New York, New York 10006;

     Whereas, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated as of May 1, 1949, (hereinafter called the "Mortgage"), an Indenture Supplemental to Mortgage, dated as of November 29, 1965, an Indenture Supplemental to Mortgage, dated as of January 1, 1966, an Indenture Supplemental to Mortgage, dated as of January 1, 1972, an Indenture Supplemental to Mortgage, dated as of September 1, 1972, an Indenture Supplemental to Mortgage, dated as of November 1, 1976, an Indenture Supplemental to Mortgage, dated as of December 1, 1979, an Indenture Supplemental to Mortgage, dated as of December 1, 1981, an Indenture Supplemental to Mortgage, dated as of May 1, 1991, an Indenture Supplemental to Mortgage, dated as of May 15, 1991, an Indenture Supplemental to Mortgage, dated as of November 15, 1992 and an Indenture Supplemental to Mortgage, dated as of April 1, 1993 (hereinafter called the "Eleventh Supplemental Indenture"), amending and supplementing the Mortgage in certain respects (the Mortgage, as heretofore amended and supplemented, being hereinafter called the "Original Indenture"), to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Original Indenture conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Original Indenture; and

     Whereas, effective October 7, 1988, pursuant to Section 115 of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title and interest in and to the trust estate, and without appointment of a new trustee as successor to said Individual Trustee, all the right, title and powers of the Trustees thereupon devolved upon the Corporate Trustee and its successors alone; and

     Whereas, in addition to the property described in the Original Indenture, the Company has acquired certain property rights and property hereinafter described and has covenanted in Section 44 of the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to make subject to the lien thereof any property thereafter acquired and intended to be subject to such lien; and

     Whereas, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

     Whereas, Section 132 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provide that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, properly executed, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, 5-1/8% Series due 1996, in the aggregate principal amount of $32,000,000 and, of the bonds so issued, $29,436,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, 7-7/8% Series due 2002, in the aggregate principal amount of $45,000,000 and, of the bonds so issued, $45,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 8.95% Series due May 10, 2001, in the aggregate principal amount of $20,000,000 and, of the bonds so issued, $20,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 8.90% Series due May 21, 2001, in the aggregate principal amount of $40,000,000 and, of the bonds so issued, $40,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 7.20% Series due December 1, 1999, in the aggregate principal amount of $35,000,000 and, of the bonds so issued, $35,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 6.65% Series due May 1, 2003, in the aggregate principal amount of $15,000,000 and, of the bonds so issued, $15,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.70% Series due June 1, 2003" (hereinafter sometimes referred to as the "bonds of the Fourteenth Series"); and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.90% Series due June 1, 2023" (hereinafter sometimes referred to as the "bonds of the Fifteenth Series"); and

     Whereas, each of the bonds of the Fourteenth Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "Second 1993 Supplemental Indenture"); and

     Whereas, each of the bonds of the Fifteenth Series is to be substantially in the form set forth in Schedule II to this Second
Supplemental Indenture; and

     Whereas, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee this Second 1993 Supplemental Indenture, in the form hereof, for the purposes herein provided; and

     Whereas, all conditions and requirements necessary to make this Second 1993 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

     Now, therefore, this Indenture Witnesseth:

     That Kentucky Power Company, in consideration of the premises and of the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this Second 1993 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this Second 1993 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its successor or successors in the trust hereby created, and to its assigns forever, all of the following described properties of the Company, that is to say:

     All property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution hereof, acquired since the execution of the Eleventh Supplemental
Indenture (except any hereinafter expressly excepted from the lien and operation of this Second 1993 Supplemental Indenture).

     Together with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 63 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     Provided that in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this Second 1993 Supplemental Indenture, viz.: (1) cash, shares of stock, bonds and other obligations and other securities not hereinafter or in the Original Indenture specifically pledged, paid, deposited, delivered or held hereunder or thereunder or hereinafter or therein covenanted so to be; (2) any goods, wares, merchandise or equipment acquired for the purpose of sale or resale in the usual course of business or for the purpose of consumption in the operation of any of the properties of the Company; materials, supplies and construction equipment; (3) bills, notes and accounts receivable, judgments, demands and choses in action, and all contracts and operating agreements not specifically pledged hereunder or under the Original Indenture or hereinafter or therein covenanted so to be; (4) the last day of each of the demised terms created by any lease of property now leased to the Company, and the last day of any demised term under each and every lease hereafter made or acquired by the Company and under each and every renewal of any lease; (5) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; all timber, gas, oil, ore, minerals (other than coal) and mineral rights now or hereafter existing upon, within or under any real estate now or hereafter subject to the lien of the Original Indenture or this Second 1993 Supplemental Indenture and all royalties and rentals pertaining thereto; and (6) the Company's franchise to be a corporation; provided, however, that the property and rights expressly excepted from the lien and operation of this Second 1993 Supplemental Indenture in the above subdivisions
(2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in
Article XIV of the Original Indenture, by reason of the occurrence of a completed default, as defined in said Article XIV.

     To have and to hold all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust.

     Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances", insofar as the same may attach to any of the property embraced herein.

     In trust nevertheless, upon the terms and trusts set forth in the Original Indenture and in this Second 1993 Supplemental Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued thereunder and hereunder, or any of them, in accordance with the terms of the Original Indenture and of this Second 1993 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any others thereof by reason of priority in the time of issue or negotiation thereof, or otherwise howsoever, except insofar as any sinking or other fund established in accordance with the provisions of the Original Indenture and this Second 1993 Supplemental Indenture, may afford additional security for the bonds of any particular series, and subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this Second 1993 Supplemental Indenture.

     And this Second 1993 Supplemental Indenture further
Witnesseth:

     That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, as follows:

     Section 1. The Original Indenture is hereby supplemented by adding immediately after Section 19L, a new Section 19M, as follows:

          Section 19M. The Company hereby creates a fourteenth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.70% Series due June 1, 2003" (herein called bonds of the Fourteenth Series). The form of the bonds of the Fourteenth Series shall be substantially as set forth in Schedule I to the Second 1993 Supplemental Indenture.

          The bonds of the Fourteenth Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the Fourteenth Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on the bonds of the Fourteenth Series shall be payable in lawful money of the United States of America; principal and premium (if any) and interest shall be payable at the office or agency of the Company in said Borough of Manhattan, The City of New York, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of February and August of each year (commencing August 1, 1993) and on their maturity date.

          The person in whose name any bond of the Fourteenth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the Fourteenth Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the Fourteenth Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the Fourteenth Series shall be the registered holders of such bonds of the Fourteenth Series (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. The term "record date" as used in this Section 19M, and in the form of Bonds of the Fourteenth Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall mean the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the Fourteenth Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the Fourteenth Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the Fourteenth Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the Fourteenth Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the Fourteenth Series, in which case it shall bear interest from its Issue Date; or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the Fourteenth Series (the "Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date (other than interest payable upon redemption) and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the February 1 or August 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the Fourteenth Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the Fourteenth Series.

          The bonds of the Fourteenth Series shall be redeemable prior to maturity at the option of the Company in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be so redeemed, to the addresses that shall appear upon the register thereof, all as provided in Article XII of this Indenture, and as in this section provided, and as further set forth in the form of bond contained in Schedule I to the Second 1993 Supplemental Indenture.

          Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the Fourteenth Series for a period of fifteen days next preceding any interest payment date or next preceding any selection of bonds of the Fourteenth Series to be redeemed and the Company shall not be required to make transfers or exchanges of bonds of the Fourteenth Series designated for redemption in whole or in part.

          Registered bonds of the Fourteenth Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the Fourteenth Series may be exchanged for a like aggregate principal amount of registered bonds of the Fourteenth Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may designate.

     Section 2. The Original Indenture is hereby supplemented by adding immediately after Section 19M, a new Section 19N, as follows:

          Section 19N. The Company hereby creates a fifteenth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.90% Series due June 1, 2023" (herein called bonds of the Fifteenth Series). The form of the bonds of the Fifteenth Series shall be substantially as set forth in Schedule II to the Second 1993 Supplemental Indenture.

          The bonds of the Fifteenth Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the Fifteenth Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on the bonds of the Fifteenth Series shall be payable in lawful money of the United States of America; principal and premium (if any) and interest shall be payable at the office or agency of the Company in said Borough of Manhattan, The City of New York, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of February and August of each year (commencing August 1, 1993) and on their maturity date.

          The person in whose name any bond of the Fifteenth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the Fifteenth Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the Fifteenth Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the Fifteenth Series shall be the registered holders of such bonds of the Fifteenth Series (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. The term "record date" as used in this Section 19N, and in the form of Bonds of the Fifteenth Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall mean the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the Fifteenth Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the Fifteenth Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the Fifteenth Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the Fifteenth Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the Fifteenth Series, in which case it shall bear interest from its Issue Date; or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the Fifteenth Series (the "Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date (other than interest payable upon redemption) and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the February 1 or August 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the Fifteenth Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the Fifteenth Series.

          The bonds of the Fifteenth Series shall be redeemable prior to maturity at the option of the Company in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be so redeemed, to the addresses that shall appear upon the register thereof, all as provided in Article XII of this Indenture, and as in this section provided, and as further set forth in the form of bond contained in Schedule II to the Second 1993 Supplemental Indenture.

          Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the Fifteenth Series for a period of fifteen days next preceding any interest payment date or next preceding any selection of bonds of the Fifteenth Series to be redeemed and the Company shall not be required to make transfers or exchanges of bonds of the Fifteenth Series designated for redemption in whole or in part.

          Registered bonds of the Fifteenth Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the Fifteenth Series may be exchanged for a like aggregate principal amount of registered bonds of the Fifteenth Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may designate.

     Section 3. The Original Indenture is hereby supplemented by adding immediately after Section 21K thereof Section 21L, as follows:

     Section 21L. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, $15,000,000 principal amount of the bonds of the Fourteenth Series shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered from time to time in accordance with the order or orders of the Company evidenced by a writing or writings signed in the name of the Company by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers (without awaiting the filing or recording of the Second 1993 Supplemental Indenture except to the extent required by Section 28 of this Indenture).

     Section 4. The Original Indenture is hereby supplemented by adding immediately after Section 21L thereof Section 21M, as follows:

     Section 21M. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, $15,000,000 principal amount of the bonds of the Fifteenth Series shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered from time to time in accordance with the order or orders of the Company evidenced by a writing or writings signed in the name of the Company by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers (without awaiting the filing or recording of the Second 1993 Supplemental Indenture except to the extent required by Section 28 of this Indenture).

     Section 5. The clause "so long as any bonds of the 1979 Series remain outstanding", appearing in subdivisions (7) and (8) of the first paragraph of Section 5, in the second paragraph of
Section 6, in clause (a) of the third paragraph of Section 26 and in the fifth paragraph of Section 26 of the Original Indenture shall be amended to read "so long as any bonds of the 1996 Series, the 2002 Series, the Tenth Series, the Eleventh Series, the Twelfth Series, the Thirteenth Series, the Fourteenth Series or the Fifteenth Series remain outstanding", the clause "when all bonds of the 1979 Series shall have ceased to be outstanding" appearing in subdivision (d) of the third paragraph of Section 5 of the Original Indenture shall be amended to read "when all bonds of the 1996 Series, the 2002 Series, the Tenth Series, the Eleventh Series, the Twelfth Series, the Thirteenth Series, the Fourteenth Series and the Fifteenth Series shall have ceased to be outstanding", and the clause "unless all bonds of the 1979 Series have ceased to be outstanding" appearing in subdivisions (f) and (g) of the fourth paragraph of Section 26, and in subdivision (2) of the first paragraph of Section 29 of the Original Indenture shall be amended to read "unless all bonds of the 1996 Series, the 2002 Series, the Tenth Series, the Eleventh Series, the Twelfth Series, the Thirteenth Series, the Fourteenth Series and the Fifteenth Series have ceased to be outstanding".

     Section 6. At any meeting of bondholders held as provided for in Article XX of the Original Indenture at which holders of bonds of the Fourteenth Series or bonds of the Fifteenth Series are entitled to vote, all holders of bonds of the Fourteenth Series or bonds of the Fifteenth Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondholders of the Fourteenth Series or the Fifteenth Series shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of holders of bonds of the Fourteenth Series or the Fifteenth Series entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the Fourteenth Series or the Fifteenth Series at the meeting, shall be entitled to receive notice of such meeting.

     Section 7. As supplemented by this Second 1993 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Second 1993 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the Fourteenth Series and the bonds of the Fifteenth Series are the original debt secured by this Second 1993 Supplemental Indenture and the Original Indenture, and this Second 1993 Supplemental Indenture and the Original Indenture shall be, and be deemed to be, the original lien instrument securing the bonds of the Fourteenth Series and the bonds of the Fifteenth Series.

     Nothing in this Second 1993 Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than the holders of bonds issued under the Original Indenture and this Second 1993 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provisions of the Original Indenture or of this Second 1993 Supplemental Indenture.

     This Second 1993 Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, Kentucky Power Company, party of the first part, has caused this instrument to be signed in its name and behalf by its Chairman, its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and Bankers Trust Company, the party hereto of the second part, in token of its acceptance of the trust hereby created, has caused this instrument to be signed in its name and behalf by a Vice President or an Assistant Vice President, and its corporate seal to be hereunto affixed and attested by an Assistant Secretary. Executed and delivered as of the day and year first above written.

                              Kentucky Power Company
[Seal]

                              By __/s/ B. M. Barber___
                                     (B. M. Barber)
Attest:                            Assistant Treasurer

     _/s/ Jeffrey D. Cross_
     (Jeffrey D. Cross)
     Assistant Secretary

Signed, sealed, acknowledged and delivered by Kentucky Power Company in the presence of:


     _/s/ J. M. Adams, Jr._
     (J. M. Adams, Jr.)

     _/s/ T. G. Berkemeyer_
     (T. G. Berkemeyer)

                              Bankers Trust Company
[Seal]


                              By _/s/ Joanne Adamis____
                                   (Joanne Adamis)
                                Assistant Vice President
Attest:



     _/s/ Shikha Dombek___
     (Shikha Dombek)
     Assistant Secretary

Signed, sealed, acknowledged and delivered by Bankers Trust Company in the presence of:



     _/s/ John Florio_____
     (John Florio)



     _/s/ K. Hackshaw_____
     (K. Hackshaw)
STATE OF OHIO       )
                    )    SS:
COUNTY OF FRANKLIN  )

     I, MARY M. SOLTESZ, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 12th day of May, 1993:

     B. M. BARBER AND JEFFREY D. CROSS, whose names are signed to the writing above, bearing a date as of the 1st day of May, 1993, as an Assistant Treasurer and an Assistant Secretary, respectively, of KENTUCKY POWER COMPANY, have this day acknowledged the same before me in my County aforesaid.

     B. M. BARBER, who signed the writing above and hereto annexed for KENTUCKY POWER COMPANY, a corporation, bearing a date as of the 1st day of May, 1993, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

     Before me appeared B. M. BARBER, to me personally known, who, being by me duly sworn, did say that he is an Assistant Treasurer of KENTUCKY POWER COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said B. M. BARBER acknowledged said instrument to be the free act and deed of said corporation.

     JEFFREY D. CROSS personally came before me this day and acknowledged that he is an Assistant Secretary of KENTUCKY POWER COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by an Assistant Treasurer, sealed with its corporate seal, and attested by himself as an Assistant Secretary.

     IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of Franklin and State of Ohio, this 12th day of May, 1993.

                               /s/ Mary M. Soltesz
                                   MARY M. SOLTESZ
                              Notary Public, State of Ohio
                              Commission expires July 13, 1994
[SEAL]

STATE OF NEW YORK   )
                    )    SS:
COUNTY OF NEW YORK  )

     I, PATRICIA M. CARILLO, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 13th day of May, 1993:

     JOANNE ADAMIS AND SHIKHA DOMBEK, whose names are signed to the writing above, bearing a date as of the 1st day of May, 1993, as an Assistant Vice President and an Assistant Secretary, respectively, of BANKERS TRUST COMPANY, have this day acknowledged the same before me in my County aforesaid.

     JOANNE ADAMIS, who signed the writing above and hereto annexed for BANKERS TRUST COMPANY, a corporation, bearing a date as of the 1st day of May, 1993, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

     Before me appeared JOANNE ADAMIS, to me personally known, who, being by me duly sworn, did say that he is an Assistant Vice President of BANKERS TRUST COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said JOANNE ADAMIS acknowledged said instrument to be the free act and deed of said corporation.

     SHIKHA DOMBEK personally came before me this day and acknowledged that she is an Assistant Secretary of BANKERS TRUST COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by an Assistant Vice President, sealed with its corporate seal, and attested by herself as an Assistant Secretary.

     IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County and State of New York, this 13th day of May, 1993.

                                /s/ Patricia M. Carillo
                                    PATRICIA M. CARILLO
                              Notary Public, State of New York
                              No. 41-4747732
                              Qualified in Queens County
                              Certificate filed in New York County
                              Commission expires May 31, 1993
[SEAL]

This instrument was prepared by Jeffrey D. Cross, 1 Riverside Plaza, Columbus, Ohio 43215.

                           SCHEDULE I



                     KENTUCKY POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 6.70%
                     SERIES DUE JUNE 1, 2003


Bond No.
Original Issue Date:  May 20, 1993
Principal Amount:
Semi-annual Interest Payment Dates:  February 1 and August 1
Record Dates:  January 15 and July 15
CUSIP No:  49138P AF 3


          KENTUCKY POWER COMPANY, a corporation of the Commonwealth of Kentucky (hereinafter called the "Company"), for value received,
hereby promises to pay to            or registered assigns, the
Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered owner hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on February 1 and August 1 of each year (commencing August 1, 1993) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

     This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of May 1, 1949, executed by the Company to BANKERS TRUST COMPANY and JOSEPH C. KENNEDY, as Trustees, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote, or written consent, of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the owner hereof, no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder of a lien upon such property or reduce the above percentage.

     As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.70% Series due June 1, 2003 (herein called "bonds of the Fourteenth Series") created by an Indenture Supplemental dated as of May 1, 1993 (the "Second 1993 Supplemental Indenture"), as provided for in said Mortgage.

          The interest payable on any February 1 or August 1 (other than interest payable upon redemption) will, subject to certain exceptions provided in said Second 1993 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the Fourteenth Series are authorized or required by law, regulation or executive order to remain closed.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes, and the Company and the Trustee shall not be affected by any notice to the contrary.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          The Company shall not be required to make transfers or exchanges of bonds of the Fourteenth Series for a period of fifteen days next preceding any interest payment date or next preceding any selection of bonds of the Fourteenth Series to be redeemed and the Company shall not be required to make transfers or exchanges of bonds of the Fourteenth Series designated for redemption in whole or in part.

          Any or all of the bonds of the Fourteenth Series may be redeemed by the Company, on or after June 1, 1998 at its option, or by operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than thirty but not more than ninety days' previous notice given by mail to the registered owners of the bonds to be redeemed all as provided in the Mortgage, (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Section 40 of the Mortgage or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Sections 38 and 67 of the Mortgage, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Section 40 of Mortgage or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Sections 38 and 67 of Mortgage, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

     The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

     The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

     No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond shall not become valid or obligatory for any purpose until BANKERS TRUST COMPANY, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

     In Witness Whereof, Kentucky Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

Dated:

                                       KENTUCKY POWER COMPANY


                                       By________________________
                                             Vice President

(SEAL)

                                       Attest:___________________
                                              Assistant Secretary

TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

BANKERS TRUST COMPANY,
                      as Trustee,



By______________________________
       Authorized Officer
                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                  6.70% SERIES DUE JUNE 1, 2003



          (If redeemed during
          the twelve months              Regular
          beginning June 1)             Redemption
                 Year                     Price

                 1998                     101.92%
                 1999                     100.96
                 2000                     100.00
                 2001                     100.00
                 2002                     100.00

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.

                           SCHEDULE II



                     KENTUCKY POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 7.90%
                     SERIES DUE JUNE 1, 2023


Bond No.
Original Issue Date:  May 20, 1993
Principal Amount:
Semi-annual Interest Payment Dates:  February 1 and August 1
Record Dates:  January 15 and July 15
CUSIP No:  49138P AE 6


          KENTUCKY POWER COMPANY, a corporation of the Commonwealth of Kentucky (hereinafter called the "Company"), for value received,
hereby promises to pay to            or registered assigns, the
Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered owner hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on February 1 and August 1 of each year (commencing August 1, 1993) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

     This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of May 1, 1949, executed by the Company to BANKERS TRUST COMPANY and JOSEPH C. KENNEDY, as Trustees, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote, or written consent, of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the owner hereof, no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder of a lien upon such property or reduce the above percentage.

     As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.90% Series due June 1, 2023 (herein called "bonds of the Fifteenth Series") created by an Indenture Supplemental dated as of May 1, 1993 (the "Second 1993 Supplemental Indenture"), as provided for in said Mortgage.

          The interest payable on any February 1 or August 1 (other than interest payable upon redemption) will, subject to certain exceptions provided in said Second 1993 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the Fifteenth Series are authorized or required by law, regulation or executive order to remain closed.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes, and the Company and the Trustee shall not be affected by any notice to the contrary.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          The Company shall not be required to make transfers or exchanges of bonds of the Fifteenth Series for a period of fifteen days next preceding any interest payment date or next preceding any selection of bonds of the Fifteenth Series to be redeemed and the Company shall not be required to make transfers or exchanges of bonds of the Fifteenth Series designated for redemption in whole or in part.

          Any or all of the bonds of the Fifteenth Series may be redeemed by the Company, on or after June 1, 1998 at its option, or by operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than thirty but not more than ninety days' previous notice given by mail to the registered owners of the bonds to be redeemed all as provided in the Mortgage, (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Section 40 of the Mortgage or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Sections 38 and 67 of the Mortgage, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Section 40 of Mortgage or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Sections 38 and 67 of Mortgage, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

     The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

     The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

     No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond shall not become valid or obligatory for any purpose until BANKERS TRUST COMPANY, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

     In Witness Whereof, Kentucky Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

Dated:

                                       KENTUCKY POWER COMPANY


                                       By________________________
                                             Vice President

(SEAL)

                                       Attest:___________________
                                              Assistant Secretary

TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

BANKERS TRUST COMPANY,
                      as Trustee,



By______________________________
       Authorized Officer
                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                  7.90% SERIES DUE JUNE 1, 2023

          (If redeemed during
          the twelve months              Regular
          beginning June 1)             Redemption
                 Year                     Price

                 1998                     105.93%
                 1999                     105.53
                 2000                     105.14
                 2001                     104.74
                 2002                     104.35
                 2003                     103.95
                 2004                     103.56
                 2005                     103.16
                 2006                     102.77
                 2007                     102.37
                 2008                     101.98
                 2009                     101.58
                 2010                     101.19
                 2011                     100.79
                 2012                     100.40
                 2013                     100.00
                 2014                     100.00
                 2015                     100.00
                 2016                     100.00
                 2017                     100.00
                 2018                     100.00
                 2019                     100.00
                 2020                     100.00
                 2021                     100.00
                 2022                     100.00

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.

                                             EXHIBIT 4(c)


                     Indenture Supplemental

                               TO

                   Mortgage and Deed of Trust
                    (Dated as of May 1, 1949)

                           Executed by

                     KENTUCKY POWER COMPANY

                               TO

                     BANKERS TRUST COMPANY,
                                            Trustee







                    Dated as of June 1, 1993

           Creating an Issue of First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                  7.90% Series due June 1, 2023









This instrument was prepared by Jeffrey D. Cross, 1 Riverside
Plaza, Columbus, Ohio 43215.



                               /s/ Jeffrey D. Cross
                                   Jeffrey D. Cross

                       TABLE OF CONTENTS


                                                             Page

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  Execution of Original Indenture. . . . . . . . . . . . . . . 1
  Termination of Individual Trustee. . . . . . . . . . . . . . 1
  Acquisition of property rights and property. . . . . . . . . 1
  Provision for issuance of bonds in one or more series. . . . 2
  Right to execute supplemental indenture. . . . . . . . . . . 2
  Issue of First Mortgage Bonds. . . . . . . . . . . . . . .   2
  Issue of First Mortgage Bonds, Designated Secured
     Medium Term Notes of the Sixteenth Series . . . . . . . . 3
  Third 1993 Supplemental Indenture. . . . . . . . . . . . . . 3
  Compliance with legal requirements . . . . . . . . . . . . . 4
Granting Clauses . . . . . . . . . . . . . . . . . . . . . . . 4
Appurtenances, etc.. . . . . . . . . . . . . . . . . . . . . . 4
Habendum . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Grant in Trust . . . . . . . . . . . . . . . . . . . . . . . . 5


Sec.  1.  Supplement to Original Indenture by addition
          of new Section 19O thereto . . . . . . . . . . . . . 6

Sec.  2.  Supplement to Original Indenture by addition
          of new Section 21N thereto . . . . . . . . . . . . . 9

Sec.  3.  Provision for record date for meetings of
          bondholders. . . . . . . . . . . . . . . . . . . . . 9

Sec.  4.  Third 1993 Supplemental Indenture and Original
          Indenture to be construed as one instrument. . . . . 9

Limitation on rights of others . . . . . . . . . . . . . . . .10

Execution in counterparts. . . . . . . . . . . . . . . . . . .10

Testimonium. . . . . . . . . . . . . . . . . . . . . . . . . .10

Signatures and Seals . . . . . . . . . . . . . . . . . . . . .10

Acknowledgments. . . . . . . . . . . . . . . . . . . . . . . .12

Schedule I . . . . . . . . . . . . . . . . . . . . . . . . . I-1

     SUPPLEMENTAL INDENTURE, dated as of the 1st day of June, 1993, made and entered into by and between Kentucky Power Company, a corporation of the Commonwealth of Kentucky, the corporate title of which was, prior to June 1, 1954, Kentucky and West Virginia Power Company, Incorporated (hereinafter sometimes called the Company), party of the first part, and Bankers Trust Company, a corporation of the State of New York having its principal office in the County of New York, State of New York, (hereinafter sometimes called the Corporate Trustee or Trustee), as Trustee, party of the second part, having an office at Four Albany Street, New York, New York 10006;

     Whereas, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated as of May 1, 1949, (hereinafter called the "Mortgage"), an Indenture Supplemental to Mortgage, dated as of November 29, 1965, an Indenture Supplemental to Mortgage, dated as of January 1, 1966, an Indenture Supplemental to Mortgage, dated as of January 1, 1972, an Indenture Supplemental to Mortgage, dated as of September 1, 1972, an Indenture Supplemental to Mortgage, dated as of November 1, 1976, an Indenture Supplemental to Mortgage, dated as of December 1, 1979, an Indenture Supplemental to Mortgage, dated as of December 1, 1981, an Indenture Supplemental to Mortgage, dated as of May 1, 1991, an Indenture Supplemental to Mortgage, dated as of May 15, 1991, an Indenture Supplemental to Mortgage, dated as of November 15, 1992, an Indenture Supplemental to Mortgage, dated as of April 1, 1993 and an Indenture Supplemental to Mortgage, dated as of May 1, 1993 (hereinafter called the "Twelfth Supplemental Indenture"), amending and supplementing the Mortgage in certain respects (the Mortgage, as heretofore amended and supplemented, being hereinafter called the "Original Indenture"), to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Original Indenture conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Original Indenture; and

     Whereas, effective October 7, 1988, pursuant to Section 115 of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title and interest in and to the trust estate, and without appointment of a new trustee as successor to said Individual Trustee, all the right, title and powers of the Trustees thereupon devolved upon the Corporate Trustee and its successors alone; and

     Whereas, in addition to the property described in the Original Indenture, the Company has acquired certain property rights and property hereinafter described and has covenanted in Section 44 of the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to make subject to the lien thereof any property thereafter acquired and intended to be subject to such lien; and

     Whereas, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

     Whereas, Section 132 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provide that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, properly executed, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, 5-1/8% Series due 1996, in the aggregate principal amount of $32,000,000 and, of the bonds so issued, $29,436,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, 7-7/8% Series due 2002, in the aggregate principal amount of $45,000,000 and, of the bonds so issued, $45,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 8.95% Series due May 10, 2001, in the aggregate principal amount of $20,000,000 and, of the bonds so issued, $20,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 8.90% Series due May 21, 2001, in the aggregate principal amount of $40,000,000 and, of the bonds so issued, $40,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 7.20% Series due December 1, 1999, in the aggregate principal amount of $35,000,000 and, of the bonds so issued, $35,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 6.65% Series due May 1, 2003, in the aggregate principal amount of $15,000,000 and, of the bonds so issued, $15,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 6.70% Series due June 1, 2003, in the aggregate principal amount of $15,000,000 and, of the bonds so issued, $15,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 7.90% Series due June 1, 2023, in the aggregate principal amount of $15,000,000 and, of the bonds so issued, $15,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.90% Series due June 1, 2023" (hereinafter sometimes referred to as the "bonds of the Sixteenth Series"); and

     Whereas, each of the bonds of the Sixteenth Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "Third 1993 Supplemental Indenture"); and

     Whereas, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee this Third 1993 Supplemental Indenture, in the form hereof, for the purposes herein provided; and

     Whereas, all conditions and requirements necessary to make this Third 1993 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

     Now, therefore, this Indenture Witnesseth:

     That Kentucky Power Company, in consideration of the premises and of the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this Third 1993 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this Third 1993 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its successor or successors in the trust hereby created, and to its assigns forever, all of the following described properties of the Company, that is to say:

     All property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution hereof, acquired since the execution of the Twelfth Supplemental
Indenture (except any hereinafter expressly excepted from the lien and operation of this Third 1993 Supplemental Indenture).

     Together with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 63 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     Provided that in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this Third 1993 Supplemental Indenture, viz.: (1) cash, shares of stock, bonds and other obligations and other securities not hereinafter or in the Original Indenture specifically pledged, paid, deposited, delivered or held hereunder or thereunder or hereinafter or therein covenanted so to be; (2) any goods, wares, merchandise or equipment acquired for the purpose of sale or resale in the usual course of business or for the purpose of consumption in the operation of any of the properties of the Company; materials, supplies and construction equipment; (3) bills, notes and accounts receivable, judgments, demands and choses in action, and all contracts and operating agreements not specifically pledged hereunder or under the Original Indenture or hereinafter or therein covenanted so to be; (4) the last day of each of the demised terms created by any lease of property now leased to the Company, and the last day of any demised term under each and every lease hereafter made or acquired by the Company and under each and every renewal of any lease; (5) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; all timber, gas, oil, ore, minerals (other than coal) and mineral rights now or hereafter existing upon, within or under any real estate now or hereafter subject to the lien of the Original Indenture or this Third 1993 Supplemental Indenture and all royalties and rentals pertaining thereto; and (6) the Company's franchise to be a corporation; provided, however, that the property and rights expressly excepted from the lien and operation of this Third 1993 Supplemental Indenture in the above subdivisions (2) and
(3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in Article XIV of the Original Indenture, by reason of the occurrence of a completed default, as defined in said Article XIV.

     To have and to hold all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust.

     Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances", insofar as the same may attach to any of the property embraced herein.

     In trust nevertheless, upon the terms and trusts set forth in the Original Indenture and in this Third 1993 Supplemental Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued thereunder and hereunder, or any of them, in accordance with the terms of the Original Indenture and of this Third 1993 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any others thereof by reason of priority in the time of issue or negotiation thereof, or otherwise howsoever, except insofar as any sinking or other fund established in accordance with the provisions of the Original Indenture and this Third 1993 Supplemental Indenture, may afford additional security for the bonds of any particular series, and subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this Third 1993 Supplemental Indenture.

     And this Third 1993 Supplemental Indenture further Witnesseth:

     That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, as follows:

     Section 8. The Original Indenture is hereby supplemented by adding immediately after Section 19N, a new Section 19O, as follows:

          Section 19O. The Company hereby creates a sixteenth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.90% Series due June 1, 2023" (herein called bonds of the Sixteenth Series). The form of the bonds of the Sixteenth Series shall be substantially as set forth in Schedule I to the Third 1993 Supplemental Indenture.

          The bonds of the Sixteenth Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the Sixteenth Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on the bonds of the Sixteenth Series shall be payable in lawful money of the United States of America; principal and premium (if any) and interest shall be payable at the office or agency of the Company in said Borough of Manhattan, The City of New York, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of February and August of each year (commencing August 1, 1993) and on their maturity date.

          The person in whose name any bond of the Sixteenth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the Sixteenth Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the Sixteenth Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the Sixteenth Series shall be the registered holders of such bonds of the Sixteenth Series (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. The term "record date" as used in this Section 19O, and in the form of Bonds of the Sixteenth Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall mean the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the Sixteenth Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the Sixteenth Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the Sixteenth Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the Sixteenth Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the Sixteenth Series, in which case it shall bear interest from its Issue Date; or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the Sixteenth Series (the "Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date (other than interest payable upon redemption) and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the February 1 or August 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the Sixteenth Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the Sixteenth Series.

          The bonds of the Sixteenth Series shall be redeemable prior to maturity at the option of the Company in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be so redeemed, to the addresses that shall appear upon the register thereof, all as provided in Article XII of this Indenture, and as in this section provided, and as further set forth in the form of bond contained in Schedule I to the Third 1993 Supplemental Indenture.

          Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the Sixteenth Series for a period of fifteen days next preceding any interest payment date or next preceding any selection of bonds of the Sixteenth Series to be redeemed and the Company shall not be required to make transfers or exchanges of bonds of the Sixteenth Series designated for redemption in whole or in part.

          Registered bonds of the Sixteenth Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the Sixteenth Series may be exchanged for a like aggregate principal amount of registered bonds of the Sixteenth Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may designate.

     Section 9. The Original Indenture is hereby supplemented by adding immediately after Section 21M thereof Section 21N, as follows:

     Section 21N. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, $25,000,000 principal amount of the bonds of the Sixteenth Series shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered from time to time in accordance with the order or orders of the Company evidenced by a writing or writings signed in the name of the Company by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers (without awaiting the filing or recording of the Third 1993 Supplemental Indenture except to the extent required by Section 28 of this Indenture).

     Section 10. At any meeting of bondholders held as provided for in Article XX of the Original Indenture at which holders of bonds of the Sixteenth Series are entitled to vote, all holders of bonds of the Sixteenth Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondholders of the Sixteenth Series shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of holders of bonds of the Sixteenth Series entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the Sixteenth Series at the meeting, shall be entitled to receive notice of such meeting.

     Section 11. As supplemented by this Third 1993 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Third 1993 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the Sixteenth Series are the original debt secured by this Third 1993 Supplemental Indenture and the Original Indenture, and this Third 1993 Supplemental Indenture and the Original Indenture shall be, and be deemed to be, the original lien instrument securing the bonds of the Sixteenth Series.

     Nothing in this Third 1993 Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than the holders of bonds issued under the Original Indenture and this Third 1993 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provisions of the Original Indenture or of this Third 1993 Supplemental Indenture.

     This Third 1993 Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, Kentucky Power Company, party of the first part, has caused this instrument to be signed in its name and behalf by its Chairman, its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and Bankers Trust Company, the party hereto of the second part, in token of its acceptance of the trust hereby created, has caused this instrument to be signed in its name and behalf by a Vice President or an Assistant Vice President, and its corporate seal to be hereunto affixed and attested by an Assistant Secretary. Executed and delivered as of the day and year first above written.

                              Kentucky Power Company
[Seal]

                              By   _/s/ B. M. Barber__
                                     (B. M. Barber)
Attest:                            Assistant Treasurer

     _/s/ Jeffrey D. Cross_
     (Jeffrey D. Cross)
     Assistant Secretary

Signed, sealed, acknowledged and delivered by Kentucky Power Company in the presence of:


     _/s/ A. A. Pena______
     (A. A. Pena)

     _/s/ J. M. Adams, Jr._
     (J. M. Adams, Jr.)

                              Bankers Trust Company
[Seal]


                              By _/s/ Samir Pandiri____
                                   (Samir Pandiri)
                                Assistant Vice President
Attest:



     _/s/ Shikha Dombek___
     (Shikha Dombek)
     Assistant Secretary

Signed, sealed, acknowledged and delivered by Bankers Trust Company in the presence of:



     _/s/ John Florio_____
     (John Florio)



     _/s/ K. Hackshaw_____
     (K. Hackshaw)
STATE OF OHIO       )
                    )    SS:
COUNTY OF FRANKLIN  )

     I, MARY M. SOLTESZ, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 2nd day of June, 1993:

     B. M. BARBER AND JEFFREY D. CROSS, whose names are signed to the writing above, bearing a date as of the 1st day of June, 1993, as an Assistant Treasurer and an Assistant Secretary, respectively, of KENTUCKY POWER COMPANY, have this day acknowledged the same before me in my County aforesaid.

     B. M. BARBER, who signed the writing above and hereto annexed for KENTUCKY POWER COMPANY, a corporation, bearing a date as of the 1st day of June, 1993, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

     Before me appeared B. M. BARBER, to me personally known, who, being by me duly sworn, did say that he is an Assistant Treasurer of KENTUCKY POWER COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said B. M. BARBER acknowledged said instrument to be the free act and deed of said corporation.

     JEFFREY D. CROSS personally came before me this day and acknowledged that he is an Assistant Secretary of KENTUCKY POWER COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by an Assistant Treasurer, sealed with its corporate seal, and attested by himself as an Assistant Secretary.

     IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of Franklin and State of Ohio, this 2nd day of June, 1993.

                               /s/ Mary M. Soltesz
                                   MARY M. SOLTESZ
                              Notary Public, State of Ohio
                              Commission expires July 13, 1994
[SEAL]

STATE OF NEW YORK   )
                    )    SS:
COUNTY OF NEW YORK  )

     I, PATRICIA M. CARILLO, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 3rd day of June, 1993:

     SAMIR PANDIRI AND SHIKHA DOMBEK, whose names are signed to the writing above, bearing a date as of the 1st day of June, 1993, as an Assistant Vice President and an Assistant Secretary, respectively, of BANKERS TRUST COMPANY, have this day acknowledged the same before me in my County aforesaid.

     SAMIR PANDIRI, who signed the writing above and hereto annexed for BANKERS TRUST COMPANY, a corporation, bearing a date as of the 1st day of June, 1993, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

     Before me appeared SAMIR PANDIRI, to me personally known, who, being by me duly sworn, did say that he is an Assistant Vice President of BANKERS TRUST COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said SAMIR PANDIRI acknowledged said instrument to be the free act and deed of said corporation.

     SHIKHA DOMBEK personally came before me this day and acknowledged that she is an Assistant Secretary of BANKERS TRUST COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by an Assistant Vice President, sealed with its corporate seal, and attested by herself as an Assistant Secretary.

     IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County and State of New York, this 3rd day of June, 1993.

                                /s/ Patricia M. Carillo
                                    PATRICIA M. CARILLO
                              Notary Public, State of New York
                              No. 41-4747732
                              Qualified in Queens County
                              Certificate filed in New York County
                              Commission expires May 31, 1995
[SEAL]

This instrument was prepared by Jeffrey D. Cross, 1 Riverside Plaza, Columbus, Ohio 43215.

                           SCHEDULE I



                     KENTUCKY POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 7.90%
                     SERIES DUE JUNE 1, 2023


Bond No.
Original Issue Date:  June 9, 1993
Principal Amount:
Semi-annual Interest Payment Dates:  February 1 and August 1
Record Dates:  January 15 and July 15
CUSIP No:  49138P AG 1


          KENTUCKY POWER COMPANY, a corporation of the Commonwealth of Kentucky (hereinafter called the "Company"), for value received,
hereby promises to pay to            or registered assigns, the
Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered owner hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on February 1 and August 1 of each year (commencing August 1, 1993) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

     This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of May 1, 1949, executed by the Company to BANKERS TRUST COMPANY and JOSEPH C. KENNEDY, as Trustees, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote, or written consent, of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the owner hereof, no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder of a lien upon such property or reduce the above percentage.

     As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.90% Series due June 1, 2023 (herein called "bonds of the Sixteenth Series") created by an Indenture Supplemental dated as of June 1, 1993 (the "Third 1993 Supplemental Indenture"), as provided for in said Mortgage.

          The interest payable on any February 1 or August 1 (other than interest payable upon redemption) will, subject to certain exceptions provided in said Third 1993 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the Sixteenth Series are authorized or required by law, regulation or executive order to remain closed.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes, and the Company and the Trustee shall not be affected by any notice to the contrary.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          The Company shall not be required to make transfers or exchanges of bonds of the Sixteenth Series for a period of fifteen days next preceding any interest payment date or next preceding any selection of bonds of the Sixteenth Series to be redeemed and the Company shall not be required to make transfers or exchanges of bonds of the Sixteenth Series designated for redemption in whole or in part.

          Any or all of the bonds of the Sixteenth Series may be redeemed by the Company, on or after June 9, 1998 at its option, or by operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than thirty but not more than ninety days' previous notice given by mail to the registered owners of the bonds to be redeemed all as provided in the Mortgage, (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Section 40 of the Mortgage or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Sections 38 and 67 of the Mortgage, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Section 40 of Mortgage or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Sections 38 and 67 of Mortgage, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

     The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

     The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

     No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond shall not become valid or obligatory for any purpose until BANKERS TRUST COMPANY, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

     In Witness Whereof, Kentucky Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

Dated:

                                       KENTUCKY POWER COMPANY


                                       By________________________
                                             Vice President

(SEAL)

                                       Attest:___________________
                                              Assistant Secretary

TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

BANKERS TRUST COMPANY,
                      as Trustee,



By______________________________
       Authorized Officer

                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                  7.90% SERIES DUE JUNE 1, 2023

          (If redeemed during
          the twelve months              Regular
          beginning June 1)             Redemption
                 Year                     Price

                 1998                     105.93%
                 1999                     105.53
                 2000                     105.14
                 2001                     104.74
                 2002                     104.35
                 2003                     103.95
                 2004                     103.56
                 2005                     103.16
                 2006                     102.77
                 2007                     102.37
                 2008                     101.98
                 2009                     101.58
                 2010                     101.19
                 2011                     100.79
                 2012                     100.40
                 2013                     100.00
                 2014                     100.00
                 2015                     100.00
                 2016                     100.00
                 2017                     100.00
                 2018                     100.00
                 2019                     100.00
                 2020                     100.00
                 2021                     100.00
                 2022                     100.00

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.

                                              EXHIBIT 4(d)


                     Indenture Supplemental

                               TO

                   Mortgage and Deed of Trust
                    (Dated as of May 1, 1949)

                           Executed by

                     KENTUCKY POWER COMPANY

                               TO

                     BANKERS TRUST COMPANY,
                                            Trustee







                    Dated as of June 15, 1993

           Creating an Issue of First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                  6.70% Series due July 1, 2003










This instrument was prepared by Jeffrey D. Cross, 1 Riverside
Plaza, Columbus, Ohio 43215.



                               /s/ Jeffrey D. Cross
                                   Jeffrey D. Cross

                      TABLE OF CONTENTS


                                                             Page

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  Execution of Original Indenture. . . . . . . . . . . . . . . 1
  Termination of Individual Trustee. . . . . . . . . . . . . . 1
  Acquisition of property rights and property. . . . . . . . . 1
  Provision for issuance of bonds in one or more series. . . . 2
  Right to execute supplemental indenture. . . . . . . . . . . 2
  Issue of First Mortgage Bonds. . . . . . . . . . . . . . .   2
  Issue of First Mortgage Bonds, Designated Secured
     Medium Term Notes of the Seventeenth Series . . . . . . . 3
  Fourth 1993 Supplemental Indenture . . . . . . . . . . . . . 4
  Compliance with legal requirements . . . . . . . . . . . . . 4
Granting Clauses . . . . . . . . . . . . . . . . . . . . . . . 4
Appurtenances, etc.. . . . . . . . . . . . . . . . . . . . . . 4
Habendum . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Grant in Trust . . . . . . . . . . . . . . . . . . . . . . . . 5


Sec.  1.  Supplement to Original Indenture by addition
          of new Section 19P thereto . . . . . . . . . . . . . 6

Sec.  2.  Supplement to Original Indenture by addition
          of new Section 21O thereto . . . . . . . . . . . . . 9

Sec.  3.  Provision for record date for meetings of
          bondholders. . . . . . . . . . . . . . . . . . . . .10

Sec.  4.  Fourth 1993 Supplemental Indenture and Original
          Indenture to be construed as one instrument. . . . .10

Limitation on rights of others . . . . . . . . . . . . . . . .10

Execution in counterparts. . . . . . . . . . . . . . . . . . .10

Testimonium. . . . . . . . . . . . . . . . . . . . . . . . . .11

Signatures and Seals . . . . . . . . . . . . . . . . . . . . .11

Acknowledgments. . . . . . . . . . . . . . . . . . . . . . . .13

Schedule I . . . . . . . . . . . . . . . . . . . . . . . . . I-1

     SUPPLEMENTAL INDENTURE, dated as of the 15th day of June, 1993, made and entered into by and between Kentucky Power Company, a corporation of the Commonwealth of Kentucky, the corporate title of which was, prior to June 1, 1954, Kentucky and West Virginia Power Company, Incorporated (hereinafter sometimes called the Company), party of the first part, and Bankers Trust Company, a corporation of the State of New York having its principal office in the County of New York, State of New York, (hereinafter sometimes called the Corporate Trustee or Trustee), as Trustee, party of the second part, having an office at Four Albany Street, New York, New York 10006;

     Whereas, the Company has heretofore executed and delivered its Mortgage and Deed of Trust, dated as of May 1, 1949, (hereinafter called the "Mortgage"), an Indenture Supplemental to Mortgage, dated as of November 29, 1965, an Indenture Supplemental to Mortgage, dated as of January 1, 1966, an Indenture Supplemental to Mortgage, dated as of January 1, 1972, an Indenture Supplemental to Mortgage, dated as of September 1, 1972, an Indenture Supplemental to Mortgage, dated as of November 1, 1976, an Indenture Supplemental to Mortgage, dated as of December 1, 1979, an Indenture Supplemental to Mortgage, dated as of December 1, 1981, an Indenture Supplemental to Mortgage, dated as of May 1, 1991, an Indenture Supplemental to Mortgage, dated as of May 15, 1991, an Indenture Supplemental to Mortgage, dated as of November 15, 1992 an Indenture Supplemental to Mortgage, dated as of April 1, 1993, an Indenture Supplemental to Mortgage, dated as of May 1, 1993 and an Indenture Supplemental to Mortgage, dated as of June 1, 1993 (hereinafter called the "Thirteenth Supplemental Indenture"), amending and supplementing the Mortgage in certain respects (the Mortgage, as heretofore amended and supplemented, being hereinafter called the "Original Indenture"), to the Trustee for the security of all bonds of the Company outstanding thereunder, and by said Original Indenture conveyed to the Trustee, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property, rights and franchises which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Original Indenture; and

     Whereas, effective October 7, 1988, pursuant to Section 115 of the Original Indenture, the Individual Trustee resigned and all powers of the Individual Trustee then terminated, as did the Individual Trustee's right, title and interest in and to the trust estate, and without appointment of a new trustee as successor to said Individual Trustee, all the right, title and powers of the Trustees thereupon devolved upon the Corporate Trustee and its successors alone; and

     Whereas, in addition to the property described in the Original Indenture, the Company has acquired certain property rights and property hereinafter described and has covenanted in Section 44 of the Original Indenture to execute and deliver such further instruments and do such further acts as may be necessary or proper to make subject to the lien thereof any property thereafter acquired and intended to be subject to such lien; and

     Whereas, the Original Indenture provides that bonds issued thereunder may be issued in one or more series and further provides that, with respect to each series, the rate of interest, the date or dates of maturity, the dates for the payment of interest, the terms and rates of optional redemption and other terms and conditions not inconsistent with the Original Indenture may be established, prior to the issue of bonds of such series, by an indenture supplemental to the Original Indenture; and

     Whereas, Section 132 of the Original Indenture provides that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Original Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and that the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued under the Original Indenture and provide that a breach thereof shall be equivalent to a default under the Original Indenture, or the Company may cure any ambiguity or correct or supplement any defective or inconsistent provisions contained in the Original Indenture or in any indenture supplemental to the Original Indenture, by an instrument in writing, properly executed, and that the Trustee is authorized to join with the Company in the execution of any such instrument or instruments; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, 5-1/8% Series due 1996, in the aggregate principal amount of $32,000,000 and, of the bonds so issued, $29,436,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, 7-7/8% Series due 2002, in the aggregate principal amount of $45,000,000 and, of the bonds so issued, $45,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 8.95% Series due May 10, 2001, in the aggregate principal amount of $20,000,000 and, of the bonds so issued, $20,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 8.90% Series due May 21, 2001, in the aggregate principal amount of $40,000,000 and, of the bonds so issued, $40,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 7.20% Series due December 1, 1999, in the aggregate principal amount of $35,000,000 and, of the bonds so issued, $35,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 6.65% Series due May 1, 2003, in the aggregate principal amount of $15,000,000 and, of the bonds so issued, $15,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 6.70% Series due June 1, 2003, in the aggregate principal amount of $15,000,000 and, of the bonds so issued, $15,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 7.90% Series due June 1, 2023, in the aggregate principal amount of $15,000,000 and, of the bonds so issued, $15,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company has heretofore issued, in accordance with the provisions of the Original Indenture then in effect, bonds of a series entitled and designated as First Mortgage Bonds, Designated Secured Medium Term Notes, 7.90% Series due June 1, 2023, in the aggregate principal amount of $25,000,000 and, of the bonds so issued, $25,000,000 principal amount are outstanding at the date hereof; and

     Whereas, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of bonds under the Original Indenture to be entitled and designated as "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.70% Series due July 1, 2003" (hereinafter sometimes referred to as the "bonds of the Seventeenth Series"); and

     Whereas, each of the bonds of the Seventeenth Series is to be substantially in the form set forth in Schedule I to this Supplemental Indenture (hereinafter sometimes referred to as the "Fourth 1993 Supplemental Indenture"); and

     Whereas, the Company, in the exercise of the powers and authorities conferred upon and reserved to it under and by virtue of the provisions of the Original Indenture, and pursuant to resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee this Fourth 1993 Supplemental Indenture, in the form hereof, for the purposes herein provided; and

     Whereas, all conditions and requirements necessary to make this Fourth 1993 Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery thereof have been in all respects duly authorized;

     Now, therefore, this Indenture Witnesseth:

     That Kentucky Power Company, in consideration of the premises and of the sum of One Dollar ($1.00) and other good and valuable consideration paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under and secured by the Original Indenture and this Fourth 1993 Supplemental Indenture, according to their tenor and effect, and the performance of all the provisions of the Original Indenture and this Fourth 1993 Supplemental Indenture (including any further indenture or indentures supplemental to the Original Indenture and any modification or alteration made as in the Original Indenture provided) and of said bonds, has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its successor or successors in the trust hereby created, and to its assigns forever, all of the following described properties of the Company, that is to say:

     All property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution hereof, acquired since the execution of the Thirteenth Supplemental Indenture (except any hereinafter expressly excepted from the lien and operation of this Fourth 1993 Supplemental Indenture).

     Together with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 63 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     Provided that in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and this Fourth 1993 Supplemental Indenture, viz.: (1) cash, shares of stock, bonds and other obligations and other securities not hereinafter or in the Original Indenture specifically pledged, paid, deposited, delivered or held hereunder or thereunder or hereinafter or therein covenanted so to be; (2) any goods, wares, merchandise or equipment acquired for the purpose of sale or resale in the usual course of business or for the purpose of consumption in the operation of any of the properties of the Company; materials, supplies and construction equipment; (3) bills, notes and accounts receivable, judgments, demands and choses in action, and all contracts and operating agreements not specifically pledged hereunder or under the Original Indenture or hereinafter or therein covenanted so to be; (4) the last day of each of the demised terms created by any lease of property now leased to the Company, and the last day of any demised term under each and every lease hereafter made or acquired by the Company and under each and every renewal of any lease; (5) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; all timber, gas, oil, ore, minerals (other than coal) and mineral rights now or hereafter existing upon, within or under any real estate now or hereafter subject to the lien of the Original Indenture or this Fourth 1993 Supplemental Indenture and all royalties and rentals pertaining thereto; and (6) the Company's franchise to be a corporation; provided, however, that the property and rights expressly excepted from the lien and operation of this Fourth 1993 Supplemental Indenture in the above subdivisions
(2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver or trustee shall enter upon and take possession of the mortgaged and pledged property in the manner provided in
Article XIV of the Original Indenture, by reason of the occurrence of a completed default, as defined in said Article XIV.

     To have and to hold all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trust.

     Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, franchises and contracts or other instruments through which the Company acquired and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in Section 6 of the Original Indenture as "excepted encumbrances", insofar as the same may attach to any of the property embraced herein.

     In trust nevertheless, upon the terms and trusts set forth in the Original Indenture and in this Fourth 1993 Supplemental Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued thereunder and hereunder, or any of them, in accordance with the terms of the Original Indenture and of this Fourth 1993 Supplemental Indenture, without preference, priority or distinction as to lien of any of said bonds or coupons over any others thereof by reason of priority in the time of issue or negotiation thereof, or otherwise howsoever, except insofar as any sinking or other fund established in accordance with the provisions of the Original Indenture and this Fourth 1993 Supplemental Indenture, may afford additional security for the bonds of any particular series, and subject, however, to the conditions, provisions and covenants set forth in the Original Indenture and in this Fourth 1993 Supplemental Indenture.

     And this Fourth 1993 Supplemental Indenture further
Witnesseth:

     That in further consideration of the premises and for the considerations aforesaid, the Company, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee, and its successor or successors in such trust, as follows:

     Section 12. The Original Indenture is hereby supplemented by adding immediately after Section 19O, a new Section 19P, as follows:

          Section 19P. The Company hereby creates a seventeenth series of bonds to be issued under and secured by this Indenture, to be designated and to be distinguished from the bonds of all other series by the title "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.70% Series due July 1, 2003" (herein called bonds of the Seventeenth Series). The form of the bonds of the Seventeenth Series shall be substantially as set forth in Schedule I to the Fourth 1993 Supplemental Indenture.

          The bonds of the Seventeenth Series shall mature on the date specified in their title. Unless otherwise determined by the Company, the bonds of the Seventeenth Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof; the principal of and premium (if any) and interest on the bonds of the Seventeenth Series shall be payable in lawful money of the United States of America; principal and premium (if any) and interest shall be payable at the office or agency of the Company in said Borough of Manhattan, The City of New York, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of February and August of each year (commencing August 1, 1993) and on their maturity date.

          The person in whose name any bond of the Seventeenth Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the Seventeenth Series upon any registration of transfer or exchange thereof (including any exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except, if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then the registered holders of bonds of the Seventeenth Series on such record date shall have no further right to or claim in respect of such defaulted interest as such registered holders on such record date, and the persons entitled to receive payment of any defaulted interest thereafter payable or paid on any bonds of the Seventeenth Series shall be the registered holders of such bonds of the Seventeenth Series (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) on the date of payment of such defaulted interest. The term "record date" as used in this Section 19P, and in the form of Bonds of the Seventeenth Series, with respect to any regular semi-annual interest payment date (other than interest payable upon redemption) shall mean the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the Seventeenth Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the Seventeenth Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the Seventeenth Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the Seventeenth Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the Seventeenth Series, in which case it shall bear interest from its Issue Date; or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the Seventeenth Series (the "Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date and such interest payment date shall not be entitled to the payment of the interest due on such interest payment date (other than interest payable upon redemption) and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the February 1 or August 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          Notwithstanding the provisions of Section 14 of this Indenture, the bonds of the Seventeenth Series shall be executed on behalf of the Company by its Chairman of the Board, by its President or by one of its Vice Presidents or by one of its officers designated by the Board of Directors of the Company for such purpose, whose signature may be a facsimile, and its corporate seal shall be thereunto affixed or printed thereon and attested by its Secretary or one of its Assistant Secretaries, and the provisions of the penultimate sentence of said Section 14 shall be applicable to such bonds of the Seventeenth Series.

          The bonds of the Seventeenth Series shall be redeemable prior to maturity at the option of the Company in whole at any time or in part from time to time, upon not less than thirty but not more than ninety days' previous notice given by mail to the registered holders of the bonds to be so redeemed, to the addresses that shall appear upon the register thereof, all as provided in Article XII of this Indenture, and as in this section provided, and as further set forth in the form of bond contained in Schedule I to the Fourth 1993 Supplemental Indenture.

          Notwithstanding the provisions of Section 12 of this Indenture, the Company shall not be required to make transfers or exchanges of bonds of the Seventeenth Series for a period of fifteen days next preceding any interest payment date or next preceding any selection of bonds of the Seventeenth Series to be redeemed and the Company shall not be required to make transfers or exchanges of bonds of the Seventeenth Series designated for redemption in whole or in part.

          Registered bonds of the Seventeenth Series shall be transferable upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, by the registered holders thereof, in person or by duly authorized attorney, in the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture. In the manner and upon payment, if required by the Company, of the charges prescribed in this Indenture, registered bonds of the Seventeenth Series may be exchanged for a like aggregate principal amount of registered bonds of the Seventeenth Series of other authorized denominations, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York and at such other office or agency of the Company as the Company may designate.

     Section 13. The Original Indenture is hereby supplemented by adding immediately after Section 21N thereof Section 21O, as follows:

     Section 21O. In accordance with and upon compliance with such provisions of this Indenture as shall be selected for such purpose by the officers of the Company duly authorized to take such action, $15,000,000 principal amount of the bonds of the Seventeenth Series shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered from time to time in accordance with the order or orders of the Company evidenced by a writing or writings signed in the name of the Company by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers (without awaiting the filing or recording of the Fourth 1993 Supplemental Indenture except to the extent required by Section 28 of this Indenture).

     Section 14. At any meeting of bondholders held as provided for in Article XX of the Original Indenture at which holders of bonds of the Seventeenth Series are entitled to vote, all holders of bonds of the Seventeenth Series at the time of such meeting shall be entitled to vote thereat; provided, however, that the Trustee may, and upon request of the Company or of a majority of the bondholders of the Seventeenth Series shall, fix a day not exceeding ninety days preceding the date for which the meeting is called as a record date for the determination of holders of bonds of the Seventeenth Series entitled to notice of and to vote at such meeting and any adjournment thereof and only such registered owners who shall have been such registered owners on the date so fixed, and who are entitled to vote such bonds of the Seventeenth Series at the meeting, shall be entitled to receive notice of such meeting.

     Section 15. As supplemented by this Fourth 1993 Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Fourth 1993 Supplemental Indenture shall be read, taken and construed as one and the same instrument. The bonds of the Seventeenth Series are the original debt secured by this Fourth 1993 Supplemental Indenture and the Original Indenture, and this Fourth 1993 Supplemental Indenture and the Original Indenture shall be, and be deemed to be, the original lien instrument securing the bonds of the Seventeenth Series.

     Nothing in this Fourth 1993 Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than the holders of bonds issued under the Original Indenture and this Fourth 1993 Supplemental Indenture, the Company and the Trustee, any right to avail themselves of any benefit of any provisions of the Original Indenture or of this Fourth 1993 Supplemental Indenture.

     This Fourth 1993 Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

     In Witness Whereof, Kentucky Power Company, party of the first part, has caused this instrument to be signed in its name and behalf by its Chairman, its President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary, and Bankers Trust Company, the party hereto of the second part, in token of its acceptance of the trust hereby created, has caused this instrument to be signed in its name and behalf by a Vice President or an Assistant Vice President, and its corporate seal to be hereunto affixed and attested by an Assistant Secretary. Executed and delivered as of the day and year first above written.

                              Kentucky Power Company
[Seal]

                              By _/s/ B. M. Barber__
                                     (B. M. Barber)
Attest:                            Assistant Treasurer

     _/s/ Jeffrey D. Cross_
     (Jeffrey D. Cross)
     Assistant Secretary

Signed, sealed, acknowledged and delivered by Kentucky Power Company in the presence of:


     _/s/ A. A. Pena______
     (A. A. Pena)

     _/s/ J. M. Adams, Jr._
     (J. M. Adams, Jr.)

                              Bankers Trust Company
[Seal]


                              By _/s/ Michael K. Clark_
                                   (Michael K. Clark)
                                     Vice President
Attest:



     _/s/ K. Wendy Kumar__
     (K. Wendy Kumar)
     Assistant Secretary

Signed, sealed, acknowledged and delivered by Bankers Trust Company in the presence of:



     _/s/ John Florio_____
     (John Florio)



     _/s/ K. Hackshaw_____
     (K. Hackshaw)

STATE OF OHIO       )
                    )    SS:
COUNTY OF FRANKLIN  )

     I, MARY M. SOLTESZ, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 17th day of June, 1993:

     B. M. BARBER AND JEFFREY D. CROSS, whose names are signed to the writing above, bearing a date as of the 15th day of June, 1993, as an Assistant Treasurer and an Assistant Secretary, respectively, of KENTUCKY POWER COMPANY, have this day acknowledged the same before me in my County aforesaid.

     B. M. BARBER, who signed the writing above and hereto annexed for KENTUCKY POWER COMPANY, a corporation, bearing a date as of the 15th day of June, 1993, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

     Before me appeared B. M. BARBER, to me personally known, who, being by me duly sworn, did say that he is an Assistant Treasurer of KENTUCKY POWER COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said B. M. BARBER acknowledged said instrument to be the free act and deed of said corporation.

     JEFFREY D. CROSS personally came before me this day and acknowledged that he is an Assistant Secretary of KENTUCKY POWER COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by an Assistant Treasurer, sealed with its corporate seal, and attested by himself as an Assistant Secretary.

     IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of Franklin and State of Ohio, this 17th day of June, 1993.

                               /s/ Mary M. Soltesz
                                   MARY M. SOLTESZ
                              Notary Public, State of Ohio
                              Commission expires July 13, 1994
[SEAL]

STATE OF NEW YORK   )
                    )    SS:
COUNTY OF NEW YORK  )

     I, PATRICIA M. CARILLO, a Notary Public, duly qualified, commissioned and sworn, and acting in and for the County and State aforesaid, hereby certify that on this 17th day of June, 1993:

     MICHAEL K. CLARK AND K. WENDY KUMAR, whose names are signed to the writing above, bearing a date as of the 15th day of June, 1993, as a Vice President and an Assistant Secretary, respectively, of BANKERS TRUST COMPANY, have this day acknowledged the same before me in my County aforesaid.

     MICHAEL K. CLARK, who signed the writing above and hereto annexed for BANKERS TRUST COMPANY, a corporation, bearing a date as of the 15th day of June, 1993, has this day in my said County before me acknowledged the said writing to be the act and deed of said corporation.

     Before me appeared MICHAEL K. CLARK, to me personally known, who, being by me duly sworn, did say that he is a Vice President of BANKERS TRUST COMPANY, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors and said MICHAEL K. CLARK acknowledged said instrument to be the free act and deed of said corporation.

     K. WENDY KUMAR personally came before me this day and acknowledged that she is an Assistant Secretary of BANKERS TRUST COMPANY, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by a Vice President, sealed with its corporate seal, and attested by herself as an Assistant Secretary.

     IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County and State of New York, this 17th day of June, 1993.

                               /s/ Patricia M. Carillo
                                   PATRICIA M. CARILLO
                              Notary Public, State of New York
                              No. 41-4747732
                              Qualified in Queens County
                              Certificate filed in New York County
                              Commission expires May 31, 1995
[SEAL]

This instrument was prepared by Jeffrey D. Cross, 1 Riverside Plaza, Columbus, Ohio 43215.

                           SCHEDULE I



                     KENTUCKY POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 6.70%
                     SERIES DUE JULY 1, 2003


Bond No.
Original Issue Date:  June 24, 1993
Principal Amount:
Semi-annual Interest Payment Dates:  February 1 and August 1
Record Dates:  January 15 and July 15
CUSIP No:  49138P AH 9


          KENTUCKY POWER COMPANY, a corporation of the Commonwealth of Kentucky (hereinafter called the "Company"), for value received,
hereby promises to pay to            or registered assigns, the
Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered owner hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), until the principal hereof shall have become due and payable, at the rate per annum specified in the title of this bond, payable on February 1 and August 1 of each year (commencing August 1, 1993) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

     This bond is one of a duly authorized issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds, of the series designated in its title, all bonds of all series issued and to be issued under and equally secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust (herein, together with any indentures supplemental thereto, called the Mortgage), dated as of May 1, 1949, executed by the Company to BANKERS TRUST COMPANY and JOSEPH C. KENNEDY, as Trustees, to which Mortgage reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee, and the terms and conditions upon which the bonds are secured. With the consent of the Company and to the extent permitted by and as provided in the Mortgage, the rights and obligations of the Company and/or of the holders of the bonds and/or coupons and/or the terms and provisions of the Mortgage and/or of any instruments supplemental thereto may be modified or altered by affirmative vote, or written consent, of the holders of at least seventy-five per centum (75%) in principal amount of the bonds affected by such modification or alteration then outstanding under the Mortgage (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Mortgage); provided that, without the consent of the owner hereof, no such modification or alteration shall permit the extension of the maturity of the principal of or interest on this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of a lien on the mortgaged and pledged property ranking prior to or on a parity with the lien of the Mortgage or the deprivation of the holder of a lien upon such property or reduce the above percentage.

     As provided in said Mortgage, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.70% Series due July 1, 2003 (herein called "bonds of the Seventeenth Series") created by an Indenture Supplemental dated as of June 15, 1993 (the "Fourth 1993 Supplemental Indenture"), as provided for in said Mortgage.

          The interest payable on any February 1 or August 1 (other than interest payable upon redemption) will, subject to certain exceptions provided in said Fourth 1993 Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the January 15 or July 15, as the case may be, next preceding such interest payment date, or, if such January 15 or July 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the Seventeenth Series are authorized or required by law, regulation or executive order to remain closed.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes, and the Company and the Trustee shall not be affected by any notice to the contrary.

          If any semi-annual interest payment date, redemption date, or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          The Company shall not be required to make transfers or exchanges of bonds of the Seventeenth Series for a period of fifteen days next preceding any interest payment date or next preceding any selection of bonds of the Seventeenth Series to be redeemed and the Company shall not be required to make transfers or exchanges of bonds of the Seventeenth Series designated for redemption in whole or in part.

          Any or all of the bonds of the Seventeenth Series may be redeemed by the Company, on or after July 1, 1998 at its option, or by operation of various provisions of the Mortgage, in whole at any time or in part from time to time upon not less than thirty but not more than ninety days' previous notice given by mail to the registered owners of the bonds to be redeemed all as provided in the Mortgage, (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Section 40 of the Mortgage or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Sections 38 and 67 of the Mortgage, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Section 40 of Mortgage or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Sections 38 and 67 of Mortgage, at an amount equal to 100% of the principal amount thereof together in each case with accrued interest to the date fixed for redemption.

     The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

     The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may designate, upon surrender and cancellation of this bond and upon payment, if the Company shall require it, of the transfer charges prescribed in the Mortgage, and, thereupon, a new registered bond or bonds of authorized denominations of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. In the manner and upon payment, if the Company shall require it, of the charges prescribed in the Mortgage, registered bonds of this series may be exchanged for a like aggregate principal amount of registered bonds of other authorized denominations of the same series, upon presentation and surrender thereof, for cancellation, at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other office or agency of the Company as the Company may designate.

     No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company, or any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, officers and directors, as such, being waived and released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond shall not become valid or obligatory for any purpose until BANKERS TRUST COMPANY, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of Authentication Certificate endorsed hereon.

     In Witness Whereof, Kentucky Power Company has caused this bond to be executed in its name by the signature of its Chairman of the Board, its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and attested by the signature of its Secretary or one of its Assistant Secretaries.

Dated:

                                       KENTUCKY POWER COMPANY


                                       By________________________
                                             Vice President

(SEAL)

                                       Attest:___________________
                                              Assistant Secretary

TRUSTEE'S AUTHENTICATION CERTIFICATE

This bond is one of the bonds,
of the series herein designated,
described in the within-mentioned
Mortgage.

BANKERS TRUST COMPANY,
                      as Trustee,



By______________________________
       Authorized Officer

                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                  6.70% SERIES DUE JULY 1, 2003



          (If redeemed during
          the twelve months              Regular
          beginning July 1)             Redemption
                  Year                    Price

                  1998                    101.92%
                  1999                    100.96
                  2000                    100.00
                  2001                    100.00
                  2002                    100.00

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Bond on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.